UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.25	RWLK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (d) Appointment of Director.

On April 18, 2022, the board of directors (the “Board”) of ReWalk Robotics Ltd. (the “Company”) increased the size of the Board from eight to nine members, and appointed Mr. Joseph Turk as a Class I Director of the Company to serve until the 2024 annual general meeting of shareholders, with such appointment to take effect on April 20, 2022. Mr. Turk has not yet been appointed to any committees of the Board.

Joseph Turk, 54,  has served as the Executive Vice President of Fresenius Medical Care North America since 2019, during which he has served as the President of its Renal Therapies group since July 2021 and as the President of its Home and Critical Care Therapies group from February 2019 until July 2021. Previously he served in a number of roles at NxStageMedical, Inc. from 2000 to 2019, including President, Senior Vice President, and Vice President of Marketing. Mr. Turk holds a B.A. from Wabash College and an M.A from the Kellogg Graduate School of Management.

As compensation for his services as director, Mr. Turk will be entitled to standard compensation available to non-employee directors of the Company as disclosed under “Director Compensation” in the Company’s most recent definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 12, 2021. Additionally, in connection with his appointment, Mr. Turk has entered into the Company’s standard form of indemnification agreement and will receive coverage under the Company’s directors’ and officers’ liability insurance policy. Other than with respect to the above-described arrangements, there are no transactions in which Mr. Turk has an interest requiring disclosure under Item 404(a) of Regulation S-K, and Mr. Turk does not have any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.
Dated: April 20, 2022	By:	/s/ Larry Jasinski
	Name:	Larry Jasinski
	Title:	Chief Executive Officer